Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Funds

May 16, 2007

Supplement to the Statement of Additional Information
dated May 16, 2007

Change in Proxy Voting Policy

Effective as of April 25, 2007, the proxy voting policy of the Hennessy Funds is as follows:

“PROXY VOTING POLICY. When the Funds vote proxies relating to securities that they own, the Funds generally follow the so-called “Wall Street Rule” (namely, they vote as management recommends or instruct the Manager to sell the stock prior to the meeting). The Funds believe that following the “Wall Street Rule” is consistent with the economic best interests of their shareholders. Further, each of the Funds invests pursuant to investment formulas and as such proxy issues do not factor into the investment formula. Information on how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the Funds’ website at http://www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.”

The date of this Supplement is May 16, 2007.

Please retain this Supplement for future reference.